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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 14, 2008

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                (323)  725-5555
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING

         On July 14, 2008, the Registrant received notification from the Nasdaq Listing Qualifications Department (the "Department") that consistent with Marketplace Rules 4350(c)(1) (requiring a majority of the members of the Registrant's board directors to be independent directors (as defined in Marketplace Rule 4200)) and 4350(d)(4) (requiring the Registrant to have and certify that it has and will continue to have an audit committee of at least three members, each of whom must be an independent director (as defined in Marketplace Rule 4200)), the Nasdaq Stock Market will provide the Registrant with a cure period to regain compliance with the rules as follows:

         o Until the earlier of the Registrant's next annual shareholders meeting or July 7, 2009; or

         o If the next annual shareholders meeting is held before January 5, 2009, then the Registrant must evidence compliance no later than January 5, 2009.

         The Registrant received the notification from the Department in response to the resignation of Keith B. Hall from the Registrant's board of directors.

         On July 18, 2008, the Registrant issued a press release announcing its receipt of the Department's notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS.

                  99.1     Press  Release  issued by the  Registrant on July 18,
                           2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLUE HOLDINGS, INC.


Date:  July 21, 2008                   By:    /S/ ERIC HOHL
                                              ---------------------------------
                                              Eric Hohl
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
--------          --------------------------------------------------------------

99.1              Press Release issued by the Registrant on July 18, 2008.


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